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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Allied Industries, Inc.

     We hereby consent to the use of our report for the year ended December 31, 1994 included in this Form 10-K.

KPMG PEAT MARWICK LLP

Houston, TX
March 10, 1997